Connecting the Next Generation



RFI

RF INDUSTRIES INVESTOR PRESENTATION

May 2023

Forward-Looking Statements

This presentation contains forward-looking statements with respect to future events, including our expectations about profitability, revenues, the strength of our distribution network and growth opportunities, including as relates to our ability to benefit from 4G and 5G network buildouts, which are subject to a number of factors that could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to: changes in the telecommunications industry and materialization and timing of expected network buildouts; timing and breadth of new products; our ability to realize increased sales; successfully integrating new products and teams; our ability to execute on its go-to-market strategies and channel models; the duration and continuing impact of the coronavirus pandemic on the U.S. economy and the Company's customers; the Company's reliance on certain distributors and customers for a significant portion of anticipated revenues; the impact of existing and additional future tariffs imposed by U.S. and foreign nations; our ability to expand our OEM relationships; our ability to continue to deliver newly designed and custom fiber optic and cabling products to principal customers; our ability to maintain strong margins and diversify our customer base; and our ability to address the changing needs of the market. Further discussion of these and other potential risk factors may be found in the Company's public filings with the Securities and Exchange Commission (www.sec.gov) including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. All forward-looking statements are based upon information available to the Company on the date they are published, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or new information after the date of this release.

RF Industries, Ltd. (Nasdaq: RFIL)

Connecting the Next Generation

Our products connect today's networks with tomorrow's technology.



What We Do:

RF Industries designs and manufactures a broad range of specialty interconnect products across diversified, growing markets including wireless/wireline telecom, data communications and industrial.

Our products include RF connectors, coaxial cables, data cables, wire harnesses, fiber optic cables, custom cabling, integrated small cell enclosures and energy-efficient cooling systems.

RF Industries at a Glance (Nasdaq: RFIL)

RFI

A national manufacturer and marketer of interconnect products and systems

Key Investment Thesis

Large, diversified and growing markets, including wireless transition to 4G/5G

Compelling customer value proposition drives sales and relationships; customers include all Tier 1 Wireless carriers

Broad selection of high-quality products with top notch customer service, and competitive pricing

Balanced growth strategy combines organic growth and strategic M&A; track record of accretive acquisitions

Strong financial performance – growth in sales, margins and profitability

Business transformation positions company to deliver higher margins and sustained growth and returns across

Experienced management team and board with deep wireless industry and financial expertise

Headquarters: San Diego, CA **Founded:** 1979 **Employees:** 344

Strong 6-Year Growth to Record Sales and Adjusted EBITDA

RFI

- ✓ Six-year revenue growth CAGR of 24.4%
- ✓ FY '22: Record Net Sales $85.3M +48%
- ✓ FY '22: Record Adjusted EBITDA of $6.6M
- ✓ Nearing completion of an investment cycle to transform product offering and company operations



Revenue Growth
24.4% CAGR
$23.0
$50.2
$55.3
$43.0
$57.4
$85.3
2017
2018
2019
2020
2021
2022



Adjusted EBITDA
Not Reported
$5.7
Covid Impact
$1.3
$2.7
$6.6
2017
2018
2019
2020
2021
2022



RFI

Product Overview

Product Offerings – Interconnect

Interconnect Products

- Coaxial Cable Assembles
- Fiber Optic Cable Assembles
- FTTA and Hybrid Fiber Cable Assemblies
- Wiring Harnesses
- RF Coaxial Connectors
- RF Coaxial Adapters
- Low PIM Products
- Passive Components



Product Offerings – Integrated Systems

RFI

Integrated Small Cell Shrouds

- Pole Ready 4G/5G Small Cell integration
- Reduce installation time from days to hours per cell







Direct Air Cooling

- Industry leading fresh air, fan-based cooling systems
- Ideal for cabinets, shelters, small buildings at network edge
- Decrease air conditioning operating costs up to 75%
- Ideal solution for off grid, solar powered telco deployments





Macro Sites (Cell Towers)

Used by Tier 1 and Tier 2 carriers to cover large areas with their wireless signal.



Hybrid Power &
Fiber Cables
MACRO TOWER SITE
(goes to fiber ring)
Cooling System

RFI Provided Infrastructure:

- **Hybrid Power & Fiber Cables:** these cables bring the data connectivity and power to the radios at the top of the tower.
- **Cooling System:** This system keeps the active electronics cool enough to operate, preventing overheating that can cause outages.

Distributed Antenna Systems (DAS)

RFI

Used by the carriers to enhance their wireless signal inside buildings, stadiums, airports, and other high traffic venues.



RF Passive Components
*Microlab
RF Coaxial Cables
Fiber Optic Cables



RFI Provided Infrastructure:

- **RF Coaxial Cables:** connecting the radio to the DAS antennas.
- **Fiber Cables:** connections between active electronics.
- **RF Passive Components:** routing the wireless signal to the antennas.

Small Cell Sites

RFI

Used by the carriers to provide additional coverage and capacity to highly populated areas. Referred to as network densification.


SMALL CELL SITE
(offloads traffic from the macro)
MULTI-PORT CYLINDER ANTENNA
CABLE CONCEALMENT
RADIO & FILTER ENCLOSURE
AC METER & DISCONNECT
POWER & FIBER CABLE
HANDHOLE WITH HMFOC FIBER TRANSITION
RF Coaxial Cables
Mid-pole Small Cell Shroud
Fiber Optic Cables

RFI Provided Infrastructure:

- **RF Coaxial Cables**: connecting the radio to the small cell antennas.
- **Fiber Cables:** connecting the radio to the backhaul connectivity.
- **Mid-pole Small Cell Shroud:** Concealing the 4G radios, fans, power distribution unit, RF cabling, and RF passive components. RF also provides pole top shroud solutions for 5G networks.
- **Small Cell Installation Kits** can bundle many of the items outside of the shroud (including AC Meter and Disconnect).

Small Cell Customer Case Study

Munisite Networks Brings Concealed 5G to Jersey Shore with RF Industries Trufield Pole-Top Shroud



Case Study Continued

RFI

The Problem:

The Jersey Shore is a natural location for 5G network expansion. Yet the area's densely populated communities and famous boardwalk mean small cells must be strategically placed to increase wireless capacity and coverage in an effective, yet cost-efficient way. Munisite Networks, which builds and operates multi-tenant, multi-use, neutral-host infrastructure for wireless carriers, IoT companies and public entities, was engaged by a Tier 1 wireless carrier to deploy its millimeter wave spectrum at optimal locations for small cell equipment without creating visual clutter. Munisite turned to RFI for a solution.

The Solution:

- True RF transparency enables exceptional small cell performance with no visual clutter.
- With RF Industries' TruField pole-top concealment shrouds, Munisite was able to efficiently deploy and conceal the wireless carrier's small cell equipment at dozens of locations along the Jersey Shore while ensuring outstanding 5G performance.
- TruField concealment shrouds are designed to support multiple tenants with no signal degradation. This improved wireless services in the busy Jersey Shore area without a proliferation of unsightly equipment.

Our Brands

RFI

Microlab
A Division of RF Industries

sti schrofftech

CUI
Cables Unlimited

RELTECH
ELECTRONICS INC.



RFI

Market Overview

Target Markets

Our Products Help Make Wireless Work and Enable Many Industrial Applications

Wireless Connectivity


Carrier Infrastructure


Distributed Antenna Systems


Public Safety

Industrial and Other Communications


Telecom and Networking


Aerospace and Defense


Electronics and Testing


Transportation


Oil and Gas


Land Mobile Radio

Market Opportunity

RFI

Large and highly fragmented markets including wireless carrier builds

- 5G Market estimated at ~$200B by 2030 with 48% CAGR from 2022 to 2030
- 5G build is expected to provide a long-term opportunity of 15-20 years
- Distributed Antenna Systems Market = $8B growing to $18B in 2026
- Small Cell = 80% of future infrastructure deployments will be small cells

"5G will transform industries and should be viewed as a business strategy for all."
- Qualcomm



Source: CTIA, US Congress, RFIL Company Estimates

Market Influence and Sales Breakout

Our job is to influence end customer purchases with quality products and high touch service

Distribution

60%

Direct to Carrier/OEM

40%



Influence
Products
RFI
Channel
Distributors
Neutral Hosts
Integrators
Manufacturers
End Customer
Carriers
Neutral Hosts
Manufacturers

Distribution Partners & Sample End User Customers

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Distribution Partners

- tessco
- GraybaR
- TALLEY — You Connect the World. We Make it Easy.
- wesco
- Accu-Tech
- ALLIANCE CORPORATION — THE POWER OF BEING CONNECTED.

Sample Customers

- AT&T
- verizon
- T Mobile
- dish
- ROGERS
- LOCKHEED MARTIN
- SealedAir
- LINEMASTER
- STANLEY Access Technologies

Compelling Customer Value Proposition

RFI

Fast	• Speed of delivery requires deep understanding of customer inventory needs; and ability to manage inventory • Faster lead times than larger competitors
Flexible	• Customized product options and solutions
Reliable	• Consistent supplier of superior products at competitive prices
High Quality	• High quality products; ISO 9001 Certified; Corning Gold House Certified, AS9100 Certified
Customer Mix	• Customers include all Tier 1 carriers and high percentage of repeat customers

Enabling key applications to work through competitively priced, high-quality products results in high ROIC for customers



Growth Strategy

Organic Growth + Strategic M&A = Growth Strategy

RFI

Organic Growth	Strategic M&A
Steady core product line growth	Proprietary product offerings and IP
Enter new market segments	Expand and diversify market and customer base
Expand product offering	Cross selling opportunities
Leverage strong RFIL reputation	New distribution channels

Enhance addressable market, technology, competitive position and create synergies and efficiencies

Track Record of Strategic Acquisitions

RFI

Microlab
A Division of RF Industries

2022

- $16M revenue, $3.7 M adjusted EBITDA; $24M cash transaction
- Designs and manufactures high-performance radio frequency and microwave products enabling signal distribution and deployment of venue and in-building DAS, wireless base stations and small cell networks
- Significant growth opportunities in small cell and DAS markets plus operating synergies

sti schrofftech

2019

- $6M revenue
- In-demand product categories
  - Energy-efficient Direct Air Cooling(DAC) system for wireless base stations and remote equipment shelters that decrease telecom carrier's air conditioning costs up to 75%
  - Family of custom designed, pole-ready 5G small cell integrated enclosures that improve aesthetics and reduce small cell installation time from days to hour

C·ENTERPRISES

2019

- $8.7M revenue; immediately accretive; cash transaction
- Connectivity solutions for telecommunications and data communications distributors
- New revenue opportunities from enhanced small cell product offering for wireless carrier market

Experienced Management Team



Robert Dawson, President and Chief Executive Officer, Director - Joined RF Industries as CEO in 2017 and appointed to the Board in 2018. Previously served as President and CEO of Vision Technology Services, an IT consulting and project management firm that was acquired by BG Staffing.



Peter Yin, Chief Financial Officer - Joined the company in 2014 to lead SEC and financial reporting and SOX internal controls; promoted to CFO in 2021. Certified Public Accountant and Certified Fraud Examiner.



Ray Bibisi, Chief Operating Officer - Joined RF Industries as Chief Revenue Officer in 2020 and now serves as Chief Operating Officer. 30+ years as VP of Sales, General Manager of North America and member of Global Governing Executive Committee of Radio Frequency Systems.

Transformed Company for Sustained Growth and Returns

RFI

Key Accomplishments 2017 to 2023

- ✓ Appointed new C-suite management team and enhanced Board of Directors
- ✓ Completed three strategic acquisitions, significantly expanding product offerings, distribution channels and team
- ✓ Strengthened competitive position with proprietary new products, solutions and valuable IP; poised to capitalize on ongoing buildout of 4G and 5G networks
- ✓ Strategic shift to high value, higher margin products and solutions
- ✓ Streamlining operations with new San Diego facility and planned consolidation of East Coast distribution, reducing expenses
- ✓ Introducing new, cohesive brand strategy in 2023

Clear, well-executed strategy positions RF for sustained growth and returns



RFI

Performance

Summary Historical Financial Performance

RFI

- ✓ Six years of revenue growth
- ✓ Record 2022 Revenue, up 48%
- ✓ Record YOY 2022 Adjusted EBITDA of $6.6M
- ✓ Healthy cash flow from operations



Revenue Growth
18.4% CAGR
$31.0
$50.2
$55.3
$43.0
$57.4
$85.3
2017 2018 2019 2020 2021 2022
Consistent Gross Margins
28.0%
30.0%
27.0%
28.0%
26.4%
28.8%
2017 2018 2019 2020 2021 2022
Adjusted EBITDA
Not Reported
$5.7
Covid Impact
$1.3
$2.7
$6.6
2017 2018 2019 2020 2021 2022
EPS
CARES Act
Covid Impact
$0.04
$0.66
$0.38
($0.01)
$0.62
$0.14
2017 2018 2019 2020 2021 2022

Historical Quarterly Revenue Trend


Revenue
(in millions)
$4.8
$5.3
$5.9
$7.0
$8.0
$20.5
$11.8
$9.9
$10.6
$13.6
$15.5
$15.5
$12.4
$10.4
$9.5
$10.7
$10.0
$11.0
$15.3
$21.1
$16.9
$21.5
$23.8
$23.0
$18.3
Covid Impact
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23

Historical Quarterly Revenue Improvement

- ✓ Steady growth across quarters, excluding pandemic impact.
- ✓ Five years of revenue growth.
- ✓ Record 2022 Revenue, up 48%.
- ✓ Seasonally, Q1 is the slowest revenue generating quarter.


First Quarter
4.8
8.0
10.6
12.4
10.0
16.9
18.3
Q1 '17
Q1 '18
Q1 '19
Q1 '20
Q1 '21
Q1 '22
Q1 '23


Second Quarter
5.3
20.5
13.6
10.4
11.0
21.5
Q2 '17
Q2 '18
Q2 '19
Q2 '20
Q2 '21
Q2 '22


Third Quarter
5.9
11.8
15.5
9.5
15.3
23.8
Q3 '17
Q3 '18
Q3 '19
Q3 '20
Q3 '21
Q3 '22


Fourth Quarter
7.0
9.9
15.5
10.7
21.1
23.0
Q4 '17
Q4 '18
Q4 '19
Q4 '20
Q4 '21
Q4 '22



Appendix and Financial Update

Board of Directors

RFI

Mark K. Holdsworth, Chairman of the Board – Serves on the Strategic Planning, Nominating & Corporate Governance and Compensation Committees. Previously Co-Founder and Managing Partner of Tennenbaum Capital Partners prior to its sale to BlackRock. Founder and Managing Partner of The Holdsworth Group, LLC, an investment advisory firm focused on alternative investments.

Gerald T. Garland, Director – Chairman of the Audit Committee and member of the Nominating & Corporate Governance and Compensation Committees. Previously Senior Vice President of Solutions Development and Product Management for TESSCO Technologies, a NASDAQ-listed distributor and solutions provider for the wireless industry.

Sherry Cefali, Director – Chair of the Compensation, Nominating & Corporate Governance Committees and member of the Audit Committee. Leads Los Angeles office of Duff & Phelps and serves as managing director in firm's transactions opinions practice.

Kay L. Tidwell, Director – Executive Vice President, General Counsel and Chief Risk Officer of Hudson Pacific Properties, Inc. an NYSE-listed company that provides end-to-end real estate solutions for tech and media tenants. Responsible for corporate legal function, corporate governance matters, SEC and NYSE compliance, insurance, and litigation.

Jason W. Cohenour, Director – Serves on Audit and Strategic Planning and Capital Allocation Committees. Previously served as President, CEO and Director of NASDAQ-listed company, Sierra Wireless, Inc. Significant experience in executive leadership, sales, operations, and international M&A.

Robert D. Dawson, President and Chief Executive Officer

Corporate Responsibility

RF Industries upholds sustainable, socially responsible and ethical business practices. We are dedicated to the success of all RFIL stakeholders, employees, customers, suppliers, and communities. We are also committed to delivering the best products and services to our customers, and our employees bring the diverse backgrounds and viewpoints needed to accomplishing this goal.

- RFIL is Conflict Mineral Compliant
- DAC thermal cooling product solution reduces electricity costs by up to 75%; eliminates toxic chemicals
- Two RFIL operations have Corning Assembly House Connection Gold Program Awards, the highest in fiberoptic cable production
- 344 total employees – Diverse workforce
- Five out of six of our directors are independent; Board is committed to best-in-class corporate governance

Note Regarding Use of Non-GAAP Financial Measures

RFI

To supplement our condensed financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including adjusted earnings before interest, taxes, depreciation, amortization (Adjusted EBITDA), non-GAAP net income and non-GAAP earnings per share, basic and diluted (non-GAAP EPS). We believe these financial measures provide useful information to investors with which to analyze our operating trends and performance.

In computing Adjusted EBITDA, non-GAAP net income, and non-GAAP EPS, we exclude stock-based compensation expense, which represents non-cash charges for the fair value of stock options and other non-cash awards granted to employees, non-cash and other lease charges, and severance. For Adjusted EBITDA we also exclude depreciation, amortization, interest expense and provision for income taxes. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company's non-cash operating expenses, we believe that providing non-GAAP financial measures that exclude non-cash expense and non-recurring costs and expenses allows for meaningful comparisons between our core business operating results and those of other companies, as well as providing us with an important tool for financial and operational decision-making and for evaluating our own core business operating results over different periods of time.

Our Adjusted EBITDA, non-GAAP net income, and non-GAAP EPS measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Our Adjusted EBITDA, non-GAAP net income, and non-GAAP EPS are not measurements of financial performance under GAAP and should not be considered as an alternative to operating or net income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. We do not consider these non-GAAP measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of specific adjustments to GAAP results is provided at the end of this presentation.

Balance Sheet

RFI

Consolidated Balance Sheets - USD ($) $ in Thousands	Oct. 31, 2022	Oct. 31, 2021	Oct. 31, 2020
CURRENT ASSETS			
Cash and cash equivalents	4,532	13,053	15,797
Trade accounts receivable, net of allowance for doubtful accounts of $207 and $87, respectively	14,812	13,523	5,669
Inventories	21,054	11,179	8,586
Other current assets	5,849	2,893	813
TOTAL CURRENT ASSETS	46,247	40,648	30,865
Property and equipment:			
Equipment and tooling	4,497	3,986	3,819
Furniture and office equipment	3,447	1,086	1,073
Property, Plant and Equipment, Gross, Ending Balance	7,944	5,072	4,892
Less accumulated depreciation	4,771	4,364	4,082
Total property and equipment, net	3,173	708	810
Operating lease right of use assets, net	13,480	1,453	1,421
Goodwill	8,085	2,467	2,467
Amortizable intangible assets, net	15,296	2,739	3,181
Non-amortizable intangible assets	1,174	1,174	1,174
Deferred tax assets	1,816	389	834
Other assets	295	70	70
TOTAL ASSETS	89,566	49,648	40,822
CURRENT LIABILITIES			
Accounts payable	5,652	3,504	1,475
Accrued expenses	8,814	5,034	2,573
Current portion of Term Loan	2,424	-	1,699
Current portion of operating lease liabilities	1,887	832	43
Income taxes payable	759	-	874
TOTAL CURRENT LIABILITIES	19,536	9,370	6,664
Operating lease liabilities	15,025	675	635
PPP Loan	-	-	1,089
Other long-term liabilities			370
Term Loan, net of debt issuance cost	13,136	-	-
TOTAL LIABILITIES	47,697	10,045	8,758
STOCKHOLDERS' EQUITY			
Common stock - authorized 20,000,000 shares of $0.01 par value; 10,198,700 and 10,058,571 shares issued and outstanding at October 31,	102	101	98
Additional paid-in capital	25,118	24,301	22,946
Retained earnings	16,649	15,201	9,020
TOTAL STOCKHOLDERS' EQUITY	41,869	39,603	32,064
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	89,566	49,648	40,822

Income Statement

RFI

Consolidated Statements of Operations - USD ($)	12 Months Ended		
	Oct. 31, 2022	Oct. 31, 2021	Oct. 31, 2020
Net sales	85,254,000	57,424,000	43,044,000
Cost of sales	60,705,000	39,656,000	31,478,000
Gross profit	24,549,000	17,768,000	11,566,000
Operating expenses			
Engineering	2,913,000	1,479,000	1,989,000
Selling and general	19,448,000	11,874,000	9,980,000
Total operating expenses	22,361,000	13,353,000	11,969,000
Operating income	2,188,000	4,415,000	(403,000)
Other (expense) income	(601,000)	2,802,000	(45,000)
Income before provision for income taxes	1,587,000	7,217,000	(448,000)
Provision for income taxes	139,000	1,036,000	(367,000)
Consolidated net income	1,448,000	6,181,000	(81,000)
Earnings per share			
Basic (in dollars per share)	0.14	0.62	(0.01)
Diluted (in dollars per share)	0.14	0.61	(0.01)
Weighted average shares outstanding			
Basic (in shares)	10,120,254	9,978,683	9,678,822
Diluted (in shares)	10,242,417	10,154,239	9,678,822

Statement of Cash Flows

RFI

Consolidated Statements of Cash Flows - USD ($)	12 Months Ended Oct. 31, 2022	Oct. 31, 2021	Oct. 31, 2020
OPERATING ACTIVITIES:			
Consolidated net income	1,448,000	6,181,000	(81,000)
Adjustments to reconcile consolidated net income to net cash provided by (used in) operating activities:			
Bad debt expense	15,000	29,000	16,000
Depreciation and amortization	1,690,000	770,000	1,014,000
Stock-based compensation expense	689,000	769,000	556,000
Amortization of debt issuance cost	6,000		
Tax payments related to shares cancelled for vested restricted stock awards	(21,000)	(16,000)	
Deferred income taxes	(1,427,000)	445,000	(790,000)
PPP Loan and interest forgiveness		(2,807,000)	
Changes in operating assets and liabilities:			
Trade accounts receivable	1,496,000	(7,882,000)	6,775,000
Inventories	(6,150,000)	(2,592,000)	442,000
Other current assets	(2,894,000)	(2,079,000)	(113,000)
Right of use assets	3,378,000	(35,000)	88,000
Other long-term assets	(225,000)	(1,000)	(2,000)
Accounts payable	1,065,000	2,030,000	(1,040,000)
Accrued expenses	3,063,000	2,479,000	(1,374,000)
Income taxes payable	759,000	(43,000)	22,000
Other long-term liabilities		(370,000)	(966,000)
Net cash provided by (used in) operating activities	2,892,000	(3,122,000)	4,547,000
INVESTING ACTIVITIES:			
Capital expenditures	(2,675,000)	(227,000)	(235,000)
Net cash used in investing activities	(27,117,000)	(227,000)	(4,136,000)
FINANCING ACTIVITIES:			
Proceeds from exercise of stock options	150,000	605,000	445,000
Debt issuance cost	(32,000)		
Term Loan payments	(1,414,000)		
Term Loan	17,000,000		(388,000)
Net cash provided by financing activities	15,704,000	605,000	2,846,000
Net decrease in cash and cash equivalents	(8,521,000)	(2,744,000)	3,257,000
Cash and cash equivalents, beginning of period	13,053,000	15,797,000	12,540,000
Cash and cash equivalents, end of period	4,532,000	13,053,000	15,797,000
Supplemental cash flow information – income taxes paid	(314,000)	949,000	415,000
Proceeds from PPP Loan			2,789,000

Unaudited Reconciliation of Non-GAAP Financials

RF INDUSTRIES, LTD. AND SUBSIDIARIES
Unaudited Reconciliation of GAAP to Non-GAAP Net (Loss) Income
(In thousands, except share and per share amounts)

	Three Months Ended January 31, 2023	Three Months Ended January 31, 2022
Net loss	$ (1,162)	$ (277)
Stock-based compensation expense	212	139
Non-cash and other one time charges	444	734
Severance	50	-
Amortization expense	431	95
Non-GAAP net (loss) income	$ (25)	$ 691
Non-GAAP net (loss) income per share:		
Basic	$ (0.00)	$ 0.07
Diluted	$ (0.00)	$ 0.07
Weighted average shares outstanding		
Basic	10,222,540	10,067,186
Diluted	10,222,540	10,215,815

RF INDUSTRIES, LTD. AND SUBSIDIARIES
Unaudited Reconciliation of Net Loss to Adjusted EBITDA
(In thousands)

	Three Months Ended January 31, 2023	Three Months Ended January 31, 2022
Net loss	$ (1,162)	$ (277)
Stock-based compensation expense	212	139
Non-cash and other one time charges	444	734
Severance	50	-
Amortization expense	431	95
Depreciation expense	110	85
Other expense (income)	153	(5)
Benefit from income taxes	(160)	(80)
Adjusted EBITDA	$ 78	$ 691



RF Industries, Ltd.
Peter Yin
SVP/CFO
858-549-6340

rfi@rfindustries.com

Financial Profiles
John Brownell
Director
310-622-8249